Exhibit 10.20


                    AMENDMENT dated as of April 16, 2001 to the Credit Agreement dated as of December 12, 1997, as amended and restated as of November 17, 1998, as amended as of January 20, 1999 and as of August 11, 2000 (the "Credit Agreement"), among FREEPORT-McMoRan SULPHUR LLC, a Delaware limited liability company (the "Borrower"); McMoRan EXPLORATION CO., a Delaware corporation, as guarantor (in such capacity, the "Guarantor"); the several lenders from time to time party thereto (collectively, the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), as documentary agent for the Lenders (in such capacity, the "Documentary Agent") and as collateral agent for the Lenders (in such capacity, the "Collateral Agent"; the Administrative Agent, the Documentary Agent and the Collateral Agent being, collectively, the "Agents") and HIBERNIA NATIONAL BANK, a national banking association ("Hibernia"), as co-agent for the Lenders (the "Co-Agent").


          WHEREAS, the Borrower and the Guarantor have requested that the Lenders approve amendments to certain provisions of the Credit Agreement;

          WHEREAS the Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to amend such provisions; and

          WHEREAS capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

          SECTION 1.  Amendments.  Effective as of the April
Amendment Effective Date (as defined in Section 3 hereof), the
Credit Agreement is hereby amended as follows:

          (a)  The following definitions are added to Section
1.01 in their appropriate alphabetical position:

               "April Amendment" means the Amendment to this Agreement dated as of April 16, 2001.

               "April Amendment Effective Date" is defined in
     Section 3 of the April Amendment.

               "Main Pass Oil Operations" means the businesses and operations of the Borrower relating to the hydrocarbon leasehold interests of the Borrower in the Main Pass Block
     299 Field."

          (b) Each of the following definitions in Section 1.01 is amended and restated in its entirety as follows:

               "Applicable Margin" means (a) with respect to any outstanding LIBO Rate Loan, (i) at all times from the April Amendment Effective Date through July 31, 2001, 3.50% and
     (ii) at all times thereafter, 4.50%, (b) with respect to any Reference Rate Loan, (i) at all times from the April Amendment Effective Date through July 31, 2001, 0.50% and
     (ii) at all times thereafter, 1.50%, and (c) with respect to the Commitment Fees, 0.50%.

               "Loan Documents" means the Amendment, the April Amendment, the Credit Agreement, the Security Documents and all other agreements, certificates and instruments now or hereafter entered into in connection therewith or in furtherance thereof, in each case as amended and modified from time to time.

               "Maturity Date" means August 31, 2001.

          (c) Section 2.05(a) is amended by adding the following proviso immediately prior to the period at the end thereof:

          "; provided that for any day on or after the April Amendment Effective Date that the Applicable LIBO Rate is greater than the Applicable Reference Rate, each Reference Rate Loan outstanding on such day shall bear interest at the Applicable LIBO Rate".

          (d) Section 2.10 is amended and restated in its entirety as follows:

          "SECTION 2.10. Continuation and Conversion of Loans.
     On or after the April Amendment Effective Date, the Borrower shall not have the right to continue or convert any type of Loans as or into LIBO Rate Loans, and at the end of the Interest Period with respect to any outstanding LIBO Rate Loan, such Loan shall be converted into a Reference Rate Loan."

          (e) Section 5.01(p) is inserted in its entirety as follows:

               "(p) Sale of Main Pass Oil Operations. In the event that any amount shall be due and payable under this Agreement on August 31, 2001 and such amounts shall not be paid in full on such date, the Borrower shall sell to MOXY the Main Pass Oil Operations owned by it no later than August 31, 2001. The Net Proceeds of such sale shall be used to repay outstanding Loans and other amounts due and payable under this Agreement. The Borrower agrees that the purchase price of the Main Pass Oil Operations shall reflect fair market value and shall be determined by reference to an updated reserve calculation by Ryder Scott Company or another independent firm approved by the Administrative Agent and the Co-Agent using oil and gas price assumptions agreed upon by the Borrower, the Agent and the Co-Agent.
     The Borrower agrees to initiate such updated calculations no later than August 1, 2001 if any amounts will be outstanding under the credit agreement on August 1, 2001."

          (f) Section 5.02(e) is amended and restated in its entirety as follows:

               (e) Minimum EBITDA. The Guarantor shall not permit the sum of the EBITDA for the six month period ending
     June 30, 2001 to be less than $2,500,000.

          (g)  Section 7.01(n) is amended by deleting the word
"and" at the end thereof.

          (h) Section 7.01(o) is amended by replacing the period at the end thereof with the text "; and".

          (i) Section 7.01(p) is inserted in its entirety as follows:

               "(p) within 30 days after the April Amendment Effective Date, (i) the Borrower and MOXY shall not have entered into a purchase and sale agreement that is in form and substance reasonably satisfactory to the Required Lenders and, in the judgment of the Required Lenders, is capable of being consummated no later than the Maturity Date requiring the Borrower to sell to MOXY the Main Pass Oil Operations owned by it in the event that all amounts due and payable under this Agreement have not been paid in full on the Maturity Date and (ii) the purchase and sale agreement required pursuant to clause (i) shall not have been entered into for the benefit of, and assigned to, the Lenders."

          SECTION 2. Representations and Warranties. Each of the Borrower and the Guarantor represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of the Borrower or the Guarantor, as applicable set forth in the Loan Documents are true and correct in all material respects on and as of the date of this April Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default or Event of Default has occurred and is continuing.

          SECTION 3. Effectiveness. This April Amendment shall become effective as of the first date (the "April Amendment
Effective Date") when the following conditions are satisfied:

               (a) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of each of the Borrower, the Guarantor and each of the Lenders;

               (b) The Administrative Agent shall have received, on behalf of themselves and the Lenders, a favorable written opinion of Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P., counsel for the Guarantor and the Borrower, in a form satisfactory to the Administrative Agent and counsel to the Administrative Agent, in each case (A) dated the April Amendment Effective Date, (B) addressed to the Agents and the Lenders, and (C) covering such matters relating to the Loan Documents, and the transactions contemplated thereby, as the Administrative Agent shall reasonably request, and each of the Guarantor and the Borrower hereby instructs such counsel to deliver such opinions.

               (c)  All legal matters incident to this April
     Amendment, the borrowings and extensions of credit under the Credit Agreement or the other Loan Documents shall be satisfactory to the Administrative Agent and counsel to the Administrative Agent.

               (d)  The Administrative Agent shall have received
     (i) a copy of the articles of organization, including all amendments thereto, of the Borrower and the certificate of incorporation, including all amendments thereto, of the Guarantor, each certified as of a recent date by the Secretary or Assistant Secretary of the Borrower and the Guarantor, and a long-form good standing certificate of each of the Borrower and the Guarantor as of a recent date, from the Secretary of State of the state of its organization;
     (ii) a certificate of the Secretary or Assistant Secretary of each of the Borrower and the Guarantor dated the April Amendment Effective Date and certifying (A) in the case of the Guarantor, that attached thereto is a true and complete copy of the by-laws of the Guarantor as in effect on the April Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below and, in the case of the Borrower, that attached thereto is a true and complete copy of the operating agreement of the Borrower as in effect on the April Amendment Effective Date and at all times since a date prior to the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Guarantor, individually and in its capacity as the sole member of the Borrower, authorizing the execution, delivery and performance of the April Amendment, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that neither the certificate of incorporation and by-laws of the Guarantor nor the articles of organization and the operating agreement of the Borrower have been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above or date of the certificate furnished pursuant to clause (i) above, as applicable, and (D) as to the incumbency and specimen signature of each officer executing the April Amendment or any other document delivered in connection herewith on behalf of the Borrower and the Guarantor; (iii) a certificate of a Responsible Officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Administrative Agent or its counsel may reasonably request.

               (e) The Agents shall have received a certificate, dated the April Amendment Effective Date and signed by a Responsible Officer of the Guarantor, confirming compliance with the conditions precedent set forth in paragraphs (i) and (iii) of Section 6.01.

               (f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the April Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, such expenses to include the legal fees of Cravath, Swaine & Moore, counsel to the Agents.

          SECTION 4. Amendment Fee. The Borrower agrees to pay to each Lender that executes and delivers a copy of this April Amendment to the Administrative Agent (or its counsel) on or prior to April 30, 2001 an amendment fee in an amount equal to 0.25% of such Lender's aggregate unused Commitment and outstanding Loans as of the April Amendment Effective Date; provided that the Borrower shall have no liability for any such amendment fee if this Amendment does not become effective. Such amendment fee shall be payable to each Lender entitled to receive such fee on (i) the April Amendment Effective Date, in the case of each Lender entitled to receive such fee on the April Amendment Effective Date, or (ii) the date that is two Business Days after the date that the Administrative Agent (or its counsel) receives an executed copy of this April Amendment from such Lender, in the case of each Lender that becomes entitled to receive such fee after the April Amendment Effective Date.

          SECTION 5.  Applicable Law.  THIS APRIL AMENDMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE
STATE OF NEW YORK.

          SECTION 6. No Other Amendments. Except as expressly set forth herein, this April Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any Loan Document, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This April Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.
          SECTION 7. Counterparts. This April Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this April Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this April Amendment.

          SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this April Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this April Amendment.


          IN WITNESS WHEREOF, the Borrower, the Guarantor and the undersigned Lenders have caused this April Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

                         FREEPORT-McMoRan SULPHUR LLC,


                         by

                            Name:
                                      Title:










                              McMoRan EXPLORATION CO., as
                         Guarantor,

                         by
                            ________________________
                            Name:
                             Title:


                                             THE CHASE MANHATTAN
                         BANK, individually and as Administrative
                         Agent, Documentary Agent and Collateral
                         Agent,

                         by


                              Name:
                              Title:






                              HIBERNIA NATIONAL BANK,

                              by


                                 Name:
                                                      Title:





                              BANK OF MONTREAL,

                              by


                                 Name:
                                 Title:




                              THE BANK OF NOVA SCOTIA,

                              by


                                 Name:
                                                      Title:




                              THE BANK OF TOYKO-MITSUBISHI, LTD.,
                              HOUSTON AGENCY,

                              by


                                 Name:
                                                      Title:




                              BANK ONE, NA (f/k/a Bank One
                              Louisiana, NA)

                              by


                                 Name:
                                                      Title:




                              THE FUJI BANK LIMITED-HOUSTON
                              AGENCY,

                              by


                                 Name:
                                                      Title:




                              MELLON BANK, N.A.,

                              by


                                 Name:
                                                      Title: